UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 22, 2003


                            DATASTREAM SYSTEMS, INC.
               (Exact Name of Registrant as Specified in Charter)




   Delaware                           0-25590                     57-0813674
----------------                   --------------            ------------------
(State or Other                    (Commission                 (IRS Employer
Jurisdiction of                    File Number)              Identification No.)
Incorporation)

             50 Datastream Plaza, Greenville, South Carolina 29605
        ---------------------------------------------------------------
         (Addresses of Principal Executive Offices, including Zip Code)

                                 (864) 422-5001
                           ------------------------
              (Registrant's Telephone Number, including Area Code)




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Item 5.     Other Events and Required FD Disclosure.
-------     ---------------------------------------

         On October 22, 2003, Datastream Systems, Inc. issued a press release announcing the promotion of Brad Stevens to the position of Vice President of North American Operations and the promotion of John Sterling, III to the position of Executive Vice President of Worldwide Sales. A copy of such press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.
------       ------------------------------------------------------------------

                  (a)      Financial Statements.

                           Not applicable.

                  (b) Pro Forma.

                           Not applicable.

                  (c) Exhibits.

                      Exhibit 99.1 Press Release, dated October 22, 2003, announcing promotions.

Item 12.      Results of Operations and Financial Condition.
--------      ----------------------------------------------

         On October 22, 2003, Datastream Systems, Inc. issued a press release reporting on its financial results for the quarter ended September 30, 2003. A copy of such press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference. In accordance with General Instruction B.6. of Form 8-K, the information included or incorporated in this
Item 12 of this report, including Exhibit 99.2, is being furnished to the Securities and Exchange Commission and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

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



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            DATASTREAM SYSTEMS, INC.


                                                       /s/ C. Alex Estevez
                                                     ------------------------
                                                     C. Alex Estevez Chief
                                                     Financial Officer
                                                     (principal financial and
                                                     accounting officer)

Date:  October 22, 2003





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                                INDEX TO EXHIBITS

    Exhibit No.                  Description
-----------------      -------------------------------------------------


     99.1          Press Release, dated October 22, 2003, announcing promotions.

     99.2 Press Release, dated October 22, 2003, reporting on the financial results for the quarter ended September 30, 2003.